Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harold Hughes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Rambus Inc. on Form 10-Q for the quarter ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on 10-Q fairly presents in all material respects the financial condition and results of operations of Rambus Inc.

Date: September 13, 2007	By:	/s/ Harold Hughes
	Name:	Harold Hughes
	Title:	Chief Executive Officer